Exhibit 10.1

As of February 28, 2019

Wheeler REIT, L.P.
Riversedge North
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452

Ladies and Gentlemen:

Reference is made that certain revolving loan (the "Loan") by and among KEYBANK NATIONAL ASSOCIATION, a national banking association ("KeyBank"), as administrative agent ("Agent") on behalf of itself and other lenders (the "Lenders"), WHEELER REIT, L.P., a Virginia limited partnership ("Borrower"), and the respective subsidiaries of the Borrower which are Guarantors of the Loan.

The Loan is evidenced by, among other documents, instruments and agreements, that certain Amended and Restated Credit Agreement dated as of December 21, 2017 by and among Agent, the Lenders, Borrower and the Guarantors (as same has been amended from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The Borrower has requested that the Agent and the Lenders waive or modify certain provisions of the Credit Agreement, and the Agent and the Lenders have so agreed to do so as provided below:

Accordingly, the Agent, the Lenders, Borrower and the Guarantors hereby agree as follows, effective as of February 28, 2019:

1.
The Agent and the Lenders hereby acknowledge that there is a pending Overadvance in the amount of $3,830,000.00 on the Borrowing Base Availability. The Agent and the Lenders hereby agree that the Borrower shall have (provided no Event of Default shall otherwise occur) a period through March 31, 2019 to repay such Overadvance or otherwise properly balance the Borrowing Base Availability; nothing contained herein shall be deemed constitute a waiver of the Agent’s and the Lenders’ rights and remedies should any further over-advance occur.

2.
Except as expressly amended hereby, the remaining terms and conditions of the Loan Agreement and all other Loan Documents shall continue in full force and effect. Except as expressly provided above, nothing contained herein shall be deemed to constitute a waiver by the. Agent and the Lenders of any Defaults or Events of Default which may now or hereafter be in existence under the Loan Agreement, or a waiver of any rights and remedies of the Agent and the Lenders arising in connection therewith, all of which are expressly reserved.

It is intended that this Letter Agreement take effect as a sealed instrument as of the date first above written.

AGENT AND LENDER:
KEYBANK NATIONAL ASSOCIATION, as Lender, Issuing Lender, Swing Loan Lender and as Agent By: /s/ Robert Avil Name: Robert Avil Title: Senior Vice President

ACKNOWLEDGED AND AGREED:

BORROWER:

WHEELER REIT, L.P., a Virginia limited partnership

By:	WHEELER REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly
Title:    President and CEO

WHEELER REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation

By:    /s/ David Kelly
Name:    David Kelly
Title:    President and CEO

SUBSIDIARY GUARANTORS:

WHLR-DARIEN, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly
Title:    President and CEO

WHLR-DEVINE STREET, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly
Title:    President and CEO

WHLR-LAKE MURRAY, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly
Title:    President and CEO

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

WHLR-LITCHFIELD MARKET VILLAGE, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly
Title:    President and CEO

WHLR-MONCKS CORNER, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly
Title:    President and CEO

WHLR-SHOPPES AT MYRTLE PARK, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly
Title:    President and CEO

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

WHLR-SOUTH LAKE POINTE, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly
Title:    President and CEO

WHLR-ST. MATTHEWS, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly
Title:    President and CEO

WHLR-LABURNUM SQUARE, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly
Title:    President and CEO

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

WHLR-VILLAGE OF MARTINSVILLE, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly
Title:    President and CEO

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